UNITED STATES
SECURITIES EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Barr Pharmaceuticals, Inc.

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On November 13, 2008, the Chief Executive Officer of Barr Pharmaceuticals, Inc., Bruce L. Downey, made the following investor presentation.

2008 Annual Credit Suisse Healthcare Conference November 13, 2008

Bruce L. Downey Chairman and Chief Executive Officer

Legal Notices
This communication contains “forward-looking statements” which represent the current expectations and beliefs of management of Barr Pharmaceuticals, Inc. (the “Company”) concerning the proposed merger of the Company (the “merger”) with Boron Acquisition Corp., a whollyowned subsidiary of Teva Pharmaceutical Industries Ltd. (the “Teva”) and other future events and their potential effects on the Company. The statements, analyses, and other information contained herein relating to the proposed merger, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Those factors include, without limitation: the difficulty in predicting the timing and outcome of legal proceedings, including patent-related matters such as patent challenge settlements and patent infringement cases; the difficulty of predicting the timing of FDA approvals; court and FDA decisions on exclusivity periods; the ability of competitors to extend exclusivity periods for their products; market and customer acceptance and demand for our pharmaceutical products; our dependence on revenues from significant customers; reimbursement policies of third party payors; our dependence on revenues from significant products; the use of estimates in the preparation of our financial statements; the impact of competitive products and pricing on products, including the launch of authorized generics; the ability to launch new products in the timeframes we expect; the availability of raw materials; the availability of any product we purchase and sell as a distributor; the regulatory environment in the markets where we operate; our exposure to product liability and other lawsuits and contingencies; the increasing cost of insurance and the availability of product liability insurance coverage; our timely and successful completion of strategic initiatives, including integrating companies (such as PLIVA d.d.) and products we acquire; fluctuations in operating results, including the effects on such results from spending for research and development, sales and marketing activities and patent challenge activities; the inherent uncertainty associated with financial projections; our expansion into international markets through our PLIVA acquisition, and the resulting currency, governmental, regulatory and other risks involved with international operations; our ability to service our significantly increased debt obligations as a result of the PLIVA acquisition; changes in generally accepted accounting principles; the reactions of the Company’s customers and suppliers to the merger; and diversion of management time on merger-related issues. These and other applicable risks, cautionary statements and factors that could cause actual results to differ from the Company’s forwardlooking statements are included in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), specifically as described in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2007. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.
Important Legal Information
In connection with the proposed merger, Teva has filed a registration statement on Form F-4 containing a proxy statement/prospectus for shareholders of the Company with the SEC, and the Company and Teva may be filing other documents regarding the proposed transaction with the SEC as well. Before making any voting or investment decision, investors are urged to read the proxy statement/prospectus regarding the proposed transaction, as well as the other documents referred to in the proxy statement/prospectus carefully in their entirety when they become available because they will contain important information about the proposed transaction. The definitive proxy statement/prospectus has been mailed to the
Company’s shareholders. Shareholders may obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Teva and the Company, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that are incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request by mail or telephone to Barr Pharmaceuticals, Inc., 225 Summit Avenue, Montvale, NJ, 07645 — Attention: Investor Relations.
The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2007 and the Company’s proxy statement for the Company’s 2008 Annual Meeting of Stockholders. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger filed with the SEC.

Teva’s Proposed Acquisition of Barr Recent Development

Teva Offer to Acquire Barr
· Approved by the Board of Directors of Both Companies · Supported by Barr’s Senior Management Team · 100% of Barr Shares for Total Cash and Stock Consideration of $7.46 Billion · Plus, Assumption of Net Debt of $1.5 Billion · Each Barr Share Converted to $39.90 in Cash and 0.6272 Teva ADRs · Per Share Consideration Equivalent to $66.50 as of July 17, 2008

Process to Close · Successful Close Will Require Various Approvals — Hart-Scott-Rodino in the United States — Governments/Regulators in Select Other Countries — Barr Shareholders Must Vote on Proposed Acquisition · October 16, 2008: Mailing of Shareholder Proxy · November 21, 2008: Shareholder Vote · From Now Through Close Both Companies Will Operate Separately · Close Expected by End of 2008

Generic Pharmaceuticals Business

North American Generic Business · 120+ Marketed Products — Products Sold Under Barr Label — Pure Substitution Model — Majority Are Barrier-To-Entry Generic Products, Including Women’s Healthcare and Injectables — Generic Oral Contraceptive Portfolio Totals 26 Products — Growing Injectable Portfolio · Total of 9 Products · Expect to Double Portfolio in 12-18 Months

Yasmin® and Yaz® Supply & License Agreements Signed · March 3, 2008 District Court Ruled in Favor of Barr in Its Challenge of Bayer’s Listed Patent for Yasmin® Oral Contraceptive — Bayer Appealed Ruling and Litigation Remains On-going · June 24, 2008 Barr and Bayer Announced Supply and License Agreements for Bayer’s Yasmin® and Yaz® Oral Contraceptives — Bayer to Supply Barr with Authorized Generic Versions of Products Prior to Patent Expiry · Barr Launched Authorized Generic of Yasmin® At the End of June 2008 · Barr to Launch Authorized Generic of Yaz® On or Before July 1, 2011 · Under Terms of Licensing Agreements, Barr’s Products Remain on Market Regardless of Outcome of Bayer’s Appeal

Mirapex® and Aggrenox® Agreements · August 12, 2008 Barr and Boehringer Ingelheim Announced Agreements to Settle Patent Litigation for Mirapex® and Aggrenox® Products — Mirapex® Settlement Agreement and License Agreement: Permits Barr to Launch Generic Mirapex® No Later Than January 1, 2010 — Aggrenox® Settlement Agreement and Supply Agreement: Permits Barr to Launch Authorized Generic of Aggrenox® No Later Than July 1, 2015 — Aggrenox® Co-Promotion Agreement: Duramed’s Specialty Sales Force Will Begin Promoting Aggrenox® in March 2009

31 Disclosed Patent Challenges February 2010 Early Stage 94 Femcon® FE January 2010 Early Stage 364 Temodar® December 2009 Early Stage 665 Xopenex® August 2009 Early Stage 946 Ambien® CR N/A No Litigation 506 Yaz® December 2010 Early Stage 172 Uroxatral® Expired Won District Court; Launched Tablets 98 Razadyne® June 2009 Early Stage 370 Thalomid® December 2008 Early Stage 112 Razadyne® ER TBD TBD 699 Evista® September 2008 May 2008 (Awaiting Decision) 342 Nasacort® AQ Expired TBD 89 Ultracet® Expired Won District Court; Launched Product 578 Yasmin® Expired Settlement Discussions 400 Ortho Tri-Cyclen Lo® Expired TBD; Launched Tablets 951 Allegra® Products 30-Mo. Expiration** Tent. Court Date Sales* Product Additional ANDAs Pending with “Patent Barriers” * Source: IMS Health Last Twelve Months Sales Ending August ‘08. Sales in $ U.S. Millions. ** These dates are estimates and are subject to change if new information becomes available.

31 Disclosed Patent Challenges Early Stage 130 Opana® ER Early Stage 37 FazaClo® Early Stage 113 Xyzal® Early Stage 143 Fentora® Early Stage 400 Sensipar® Early Stage 491 Prevacid® SoluTab™ Early Stage 138 Entocort® EC July 2010 Early Stage 437 Avodart® July 2010 Early Stage 133 Argatroban® April 2010 Early Stage 306 Focalin® XR May 2010 Early Stage 2,733 Abilify® and Abilify® Discmelt March 2010 Early Stage 99 Ritalin® LA April 2011 Early Stage 958 Namenda® June 2010 Early Stage 1,131 Eloxatin® Early Stage 39 Oxytrol® April 2010 Early Stage 257 Patanol® 30-Mo. Expiration** Tent. Court Date Sales* Product * Source: IMS Health Last Twelve Months Sales Ending August ‘08. Sales in $ U.S. Millions. ** These dates are estimates and are subject to change if new information becomes available. Additional ANDAs Pending with “Patent Barriers”

Scheduled Future U.S. Launches $125 September 2013 Advicor® $410 January 2010 Mirapex® $506 July 2011 Yaz® $81 September 2010 Diastat® & Diastat® AcuDial™ Sales* Launch Month Brand Product July 2015 September 2013 April 2012 November 2009 April 2009 March 2009 $350 Aggrenox® $808 Niaspan® $888 Provigil® $50 Femhrt® $1,353 Adderall® XR $1,767 Topamax® 10 Generic Products Will Launch “No Later Than” * Source: IMS Health Last Twelve Months Sales Ending August ‘08. Sales in $ U.S. Millions.

European and ROW Generic Business · Products Sold Under PLIVA Label · Key Commercial Markets are Croatia, Poland, Germany and Russia · Portfolio of 1,025+ Products Representing 255 Molecules — Products Compete in Branded, Generic and Hybrid Markets — 1,300 Sales and Marketing Representatives Promote Products · Target Physicians, Pharmacists and Distributors · Balanced Portfolio of Branded, Branded-Generic, Niche and OTC Products · Investing in Infrastructure for Improved Future Results

Key European and ROW Markets Germany · Company’s Largest European Market Based on Revenues · Katadolon is Company’s Largest Selling Product · Company Competes in Both Branded and Branded Generic Markets Croatia · Company’s Second Largest European Market Based on Revenues · European Headquarters for Barr · Leader in Generic Market with Approx. 25% Market Share Poland · Second Largest Pharmaceutical Market in Central and Eastern Europe · Company Ranks Fourth in Generic Sector · Market Prescription and OTC Products Russia · Largest and Fastest Growing Pharmaceutical Market in Central and Eastern Europe · Offers Significant Growth Potential · Continue to Seek Expansion of Operations

Generic Pipeline 130+ Global Projects in Various Stages of Development North America · 70+ Generic Product Applications Pending at U.S. FDA and TPD in Canada · Majority of the Projects Have Multiple Barriers — Formulation, Marketing, Patent Europe/ROW · Approx. 350 Product Registrations Pending with Regulatory Authorities
130+ Global Projects in Various Stages of Development

PROPRIETARY PHARMACEUTICALS BUSINESS

LoSEASONIQUE® Approved · October 24, 2008: FDA Approved Duramed’s NDA for LoSEASONIQUE® — Regimen Consists of 84 Days of Levonorgestrel/Ethinyl Estradiol Tablets 0.10 mg/0.02 mg Followed By 7 Days of Ethinyl Estradiol Tablets 0.01 mg, Reducing the Number of Withdrawal Bleeds from 13 to 4 Per Year · First Lower-dose, Extended-Cycle Oral Contraceptive Indicated for the Prevention of Pregnancy — Expands Duramed’s Presence in Extended-Cycle Oral Contraceptive Market · Will be Shipped to Trade Customers and Available by Prescription to Women in 1Q09 · Initiate Promotion to Healthcare Providers in Early 2009 — Will Utilize Duramed’s Sales Force and Marketing Initiatives

27 Proprietary Products Extended-release tablets for treatment of high cholesterol; royalties earned under agreement with Abbott (formerly Kos) Co-Promoted Extended-release tablets for treatment of high cholesterol; royalties earned under agreement with Abbott (formerly Kos) Co-Promoted The first and only at-home amniotic fluid leakage detector; consists of a panty liner designed to detect elevated pH levels Once-daily oral estrogen therapy for the treatment of moderate-tosevere hot flashes and night sweats associated with menopause, and the only estrogen approved for vulvar and vaginal atrophy Low-dose monthly oral contraceptive that prevents pregnancy and allows for maintenance of a monthly period Next generation extended-cycle oral contraceptive product; provides for maintenance of 4 periods per year Flexible plastic intrauterine copper contraceptive that does not contain synthetic hormones Emergency contraceptive that can still prevent a pregnancy for up to 72 hours after contraceptive failure Product Description 19 Non-Promoted Products

Duramed’s Sales Force Is Structured For Success
Competitively Sized, Competitively Structured Appropriately Organized to Represent Our Commitment to Women’s Health Better Positions Duramed for Future Products, Entry into Global Biologics Builds Present Business and Company Awareness with Residents
43 Professionals Field-based Management Women’s Healthcare Specialty Institutional 200 Professionals 93 Professionals 42 Professionals ?? SEASONIQUE® ?? ENJUVIA™ ?? PLAN B® ?? PARAGARD® ?? MIRCETTE® ?? AMNISCREEN™ ?? Niaspan® / Advicor® Sales Force ?? ALL PRODUCTS National Account Management ?? ALL PRODUCTS 7 Professionals

Significant Proprietary Development Pipeline · High Value Near Term Opportunities — Three New Drug Applications (NDAs) Awaiting Approval at U.S. FDA — Four Projects in Phase III — Robust Programs in Phase I/II · Actively Developing Products Utilizing Vaginal Ring Technology — Efforts Focused on Products that Treat Endometriosis, Fertility, Fibroids, Labor & Delivery and Urinary Incontinence · Expanding Focus Toward Global Development to Support New European Opportunities

Generic Biologics Initiatives

Barr Biologics Business Issues/Opportunities · Significant Commercial Opportunity · Company Well-positioned as a Result of Combined Expertise, Capabilities · Biologics Selection Process — Focus on Commercialization for All Markets · U.S., Europe, ROW · Challenges to Overcome — Clinical and PK/PD Studies — Legislative, Regulatory Arena in U.S. — Development Cost is High and Time Consuming

Barr Biologics Capabilities · Well-Positioned to be a Leader in the U.S. and European Markets · Several Products in Development Including: — Filed Adenovirus BLA in 2008; Awaiting PDUFA Date — G-CSF (Granulocyte Colony Stimulating Factor) for U.S. and Europe — Half a Dozen Undisclosed Products in Various Stages of Development · State-of-the-Art Development Facilities and Excellent Scientists in Place · Building New Multi-Product Biologics Facility in Croatia

Financials

Nine Months Ended September 30th 1.34 1.04 Adjustments* $2.05 $1.01 110 $111 291 214 649 $2,124 2008 $0.88 Net Earnings Per Share — Assuming Dilution — GAAP 238 Earnings from Operations $2.22 Adjusted Net Earnings Per Share — Assuming Dilution — Non-GAAP* 109 Shares Outstanding — Diluted $96 Net Earnings 191 R&D 557 SG&A $1,832 Total Revenue 2007 * These adjustments (unaudited) are discussed further in Barr’s earnings release and Form 10-Q on file with the SEC. $ in Millions Except Per Share Amounts

Well Capitalized for Future Growth $4,015 $2,069 $1,946 $621 9/30/08 $3,946 Total Capital $1,866 Shareholders’ Equity $2,080 Debt $551 Cash & Total Marketable Securities 12/31/07 $ in Millions

2008 Annual Credit Suisse Healthcare Conference November 13, 2008